UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 2, 2007

LCC International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-21213	54-1807038
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7925 Jones Branch Drive, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-873-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

Pursuant to the last paragraph of the Form 8-K filed by LCC International, Inc. (the "Company") on May 8, 2007 (the "Original 8-K"), attached hereto is the letter from KPMG LLP responding to the Company's request for a letter addressed to the Securities and Exchange Commission stating whether KPMG LLP agrees with the statements set forth therein, which is attached as Exhibit 16.1. The letter from KPMG LLP was previously filed on May 18, 2007 attached to a prior amendment to the Original 8-K. This filing does not reflect any changes to that letter.

All other information in the Original 8-K remains accurate and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit

16.1 KPMG LLP Letter dated May 8, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC International, Inc.

May 22, 2007	By:	/s/ Peter A. Deliso

Name: Peter A. Deliso
Title: Senior Vice President, New Ventures and General Counsel

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Exhibit Index

Exhibit No.	Description

16.1	KPMG LLP Letter dated May 8, 2007